Exhibit 99.1

Confluent Announces Second Quarter 2023 Financial Results

•
Second quarter revenue of $189 million, up 36% year over year
•
Second quarter Confluent Cloud revenue of $84 million, up 78% year over year
•
Remaining performance obligations of $791 million, up 34% year over year
•
1,144 customers with $100,000 or greater in ARR, up 33% year over year

MOUNTAIN VIEW, Calif. -- August 02, 2023 -- Confluent, Inc. (NASDAQ: CFLT), the data streaming pioneer, today announced financial results for its second quarter of 2023, ended June 30, 2023.

“Data streaming is a mission critical component of the modern data stack,” said Jay Kreps, co-founder and CEO, Confluent. “That’s evidenced by our beat of guided metrics every quarter that we’ve been public, including this second quarter where we saw a strong 78% year-over-year growth in Confluent Cloud revenue. Our rapid pace of innovation is fueling customer demand and success.”

“We delivered another strong quarter, with 36% revenue growth and more than 20 points of improvement in both GAAP and non-GAAP operating margins year over year,” said Steffan Tomlinson, CFO, Confluent. “These results underscore our leadership position in a $60 billion data streaming market, and our team’s track record of driving durable and efficient growth.”

Second Quarter 2023 Financial Highlights

(In millions, except per share data and percentages)

	Q2 2023	Q2 2022	Y/Y Change
Total Revenue	$189.3	$139.4	36%
Remaining Performance Obligations	$791.4	$591.3	34%
GAAP Operating Loss	$(119.4)	$(117.3)	$(2.1)
Non-GAAP Operating Loss	$(17.3)	$(46.8)	$29.5
GAAP Operating Margin	(63.1%)	(84.1%)	21.0 pts
Non-GAAP Operating Margin	(9.2%)	(33.5%)	24.3 pts
GAAP Net Loss Per Share	$(0.35)	$(0.42)	$0.07
Non-GAAP Net Income (Loss) Per Share	$0.00	$(0.16)	$0.16
Net Cash Used in Operating Activities	$(29.1)	$(33.5)	$4.4
Free Cash Flow	$(35.2)	$(36.9)	$1.7

A reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure is provided in the financial statement tables included in this press release. For a description of these non-GAAP financial measures, including the reasons management uses each measure, please see the section titled “Non-GAAP Financial Measures.”

Financial Outlook

For the third quarter and fiscal year 2023, Confluent expects:

	Q3 2023 Outlook	FY 2023 Outlook
Total Revenue	$193.5-$195.5 million	$767-$772 million
Non-GAAP Operating Margin	~ (10%)	~ (10%)
Non-GAAP Net Income (Loss) Per Share	$(0.01)-$0.00	$(0.05)-$(0.02)

A reconciliation of forward-looking non-GAAP operating margin and non-GAAP net income (loss) per share to the most directly comparable GAAP measures is not available without unreasonable effort, as certain items cannot be reasonably predicted because of their high variability, complexity and low visibility. In particular, the measures and effects of our stock-based compensation expense specific to our equity compensation awards and employer payroll tax-related items on employee stock transactions are directly impacted by the timing of employee stock transactions and unpredictable fluctuations in our stock price, which we expect to have a significant impact on our future GAAP financial results.

Conference Call Information

Confluent will host a video webcast to discuss the company’s second quarter 2023 results as well as its financial outlook today at 4:30 p.m. Eastern Time/1:30 p.m. Pacific Time. Open to the public, investors may access the webcast, earnings press release, supplemental financial information, and investor presentation on Confluent’s investor relations website at investors.confluent.io before the commencement of the webcast. A replay of the webcast will also be accessible from Confluent’s investor relations website a few hours after the conclusion of the live event.

Confluent uses its investor relations website and may use its Twitter, LinkedIn, and Facebook accounts as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Forward-Looking Statements

This press release and the earnings call referencing this press release contain forward-looking statements including, among other things, statements regarding (i) our financial outlook, including expected revenue mix, Confluent Cloud sequential revenue growth, operating margins and margin improvements, targeted or anticipated gross and operating margin levels, achievement of non-GAAP operating margin breakeven exiting the fourth quarter of fiscal 2023, improvements in unit economics, continued business momentum, and expected revenue growth rate and efficient growth, (ii) our market and category leadership position, (iii) our expected investments in research and development and go-to-market functions, (iv) our expected capital allocation to drive efficient growth and rate and pace of investments, (v) our expectations and trends relating to Confluent Cloud growth, (vi) rates of Confluent Cloud consumption and demand for and retention of data streaming platforms like Confluent in the face of budget scrutiny, (vii) continued higher interest rates and macroeconomic uncertainty as well as our expectations regarding the effects of macroeconomic pressure on our go-to-market motion and durability of our offering with customers, (viii) our pricing, our win rate and deal cycles and customer behaviors such as budget scrutiny, (ix) customer growth, retention and engagement, (x) ability for Confluent Cloud to provide cost savings for users and customers, including lower total cost of ownership, and drive greater monetization of the open source Kafka user base as a result, (xi) increased adoption of our platform and fully managed solutions for data streaming in general, (xii) dependence of businesses on data in motion, (xiii) growth in and growth rate of revenue, customers, remaining performance obligations, dollar-based net retention rate, and gross retention rate, (xiv) our ability to increase engagement of customers for Confluent and expand customer cohorts, (xv) our market opportunity, (xvi) our consumption-oriented strategy, (xvii) our go-to-market strategy, (xviii) our product differentiation and market acceptance of our products, including over open source alternatives, (xix) our strategy and expected results and market acceptance for our Flink offering and timing for launch of that offering, (xx) our expectations for market acceptance of stream processing, (xxi) our ability to meet near-term and mid-term financial targets, (xxii) and our overall future prospects. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “seek,” “plan,” “project,” “target,” “looking ahead,” “look to,” “move into,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements represent our current beliefs, estimates and assumptions only as of the date of this press release and information contained in this press release should not be relied upon as representing our estimates as of any subsequent date. These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Risks include, but are not limited to: (i) our limited operating history, including in uncertain macroeconomic environments, (ii) our ability to sustain and manage our rapid growth, including following our recent restructuring, (iii) our ability to attract new customers and retain and sell additional features and services to our existing customers, (iv) inflationary conditions, economic uncertainty, recessionary risks, and exchange rate fluctuations, which have resulted and may continue to result in customer pullback in information technology spending, lengthening of sales cycles, reduced contract sizes, reduced consumption of Confluent Cloud or customer preference for open source alternatives, as well as the potential need for cost efficiency measures, (v) our ability to increase consumption of our offering, including by existing customers and through the acquisition of new customers, and successfully add new features and functionality to our offering, (vi) our ability to achieve profitability and improve margins annually, by our expected timelines or at all, (vii) the estimated addressable market opportunity for our offering, including our Flink offering and stream processing, and our ability to capture our share of that market opportunity, (viii) our ability to compete effectively in an increasingly competitive market, (ix) our ability to successfully execute our go-to-market strategy and initiatives, (x) our ability to attract and retain highly qualified personnel, (xi) breaches in our security measures or unauthorized access to our platform, our data, or our customers’ or other users’ personal data, (xii) our reliance on third-party cloud-based infrastructure to host Confluent Cloud, and (xiii) general market, political, economic, and business conditions, including continuing impacts from the COVID-19 pandemic. These risks are not exhaustive. Further information on these and other risks that could affect Confluent’s results is included in our filings with the Securities and Exchange Commission (“SEC”), including our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, and our future reports that we may file from time to time with the SEC. Additional information will be made available in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 that will be filed with the SEC, which should be read in conjunction with this press release and the financial results included herein. Confluent assumes no obligation to, and does not currently intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses (research and development, sales and marketing, general and administrative), non-GAAP operating loss, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, free cash flow, and free cash flow margin. We use these non-GAAP financial measures and other key metrics internally to facilitate analysis of our financial and business trends and for internal planning and forecasting purposes. We believe these non-GAAP financial measures, when taken collectively, may be helpful to investors because they provide consistency and comparability with past financial performance by excluding certain items that may not be indicative of our business, results of operations, or outlook. However, non-GAAP financial measures have limitations as an analytical tool and are presented for supplemental informational purposes only. They should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. In particular, other companies, including companies in our industry, may report non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses (research and development, sales and marketing, general and administrative), non-GAAP operating loss, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, free cash flow, free cash flow margin, or similarly titled measures but calculate them differently, which reduces their usefulness as comparative measures. Further, free cash flow is not a substitute for cash used in operating activities. The utility of free cash flow is limited as such measure does not reflect our future contractual commitments and does not represent the total increase or decrease in our cash balance for any given period. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures, as presented below. We define non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses (research and development, sales and marketing, general and administrative), non-GAAP operating loss, non-GAAP operating margin, non-GAAP net income (loss), and non-GAAP net income (loss) per share as the respective GAAP balances, adjusted for, as applicable, stock-based compensation expense; employer taxes on employee stock transactions; amortization of acquired intangibles; common stock charitable donation expense;

acquisition-related expenses; restructuring and other related charges; amortization of debt issuance costs; and income tax effects associated with these adjustments. We define free cash flow as net cash used in operating activities less capitalized internal-use software costs and capital expenditures and free cash flow margin as free cash flow as a percentage of revenue. We believe that free cash flow and free cash flow margin are useful indicators of liquidity that provide information to management and investors about the performance of core operations and future ability to generate cash that can be used for strategic opportunities or investing in our business.

Other Business Metrics

Remaining performance obligations (“RPO”) represent the amount of contracted future revenue that has not yet been recognized as of the end of each period, including both deferred revenue that has been invoiced and non-cancelable committed amounts that will be invoiced and recognized as revenue in future periods. RPO excludes pay-as-you-go arrangements. RPO may also fluctuate due to a number of factors, including the timing of renewals, average contract terms, seasonality, and dollar amount of customer contracts. RPO as a metric is not necessarily indicative of future revenue growth because it does not account for the actual timing of customers’ consumption or future expansion.

Customers with $100,000 or greater in annual recurring revenue (“ARR”) represent the number of customers that contributed $100,000 or more in ARR as of period end. We define ARR as (1) with respect to Confluent Platform customers, the amount of revenue to which our customers are contractually committed over the following 12 months assuming no increases or reductions in their subscriptions, and (2) with respect to Confluent Cloud customers, the amount of revenue that we expect to recognize from such customers over the following 12 months, calculated by annualizing actual consumption of Confluent Cloud in the last three months of the applicable period, assuming no increases or reductions in usage rate. Services arrangements are excluded from the calculation of ARR. Prior to the first quarter of 2023, ARR with respect to Confluent Cloud customers excluded pay-as-you-go arrangements and was based on contractual commitments over the following 12 months, regardless of actual consumption. We adjusted our methodology for calculating ARR commencing with the first quarter of 2023 to incorporate actual consumption of Confluent Cloud and applied this change retroactively. For purposes of determining our customer count, we treat all affiliated entities with the same parent organization as a single customer and include pay-as-you-go customers. Our customer count is subject to adjustments for acquisitions, consolidations, spin-offs, and other market activity.

Dollar-based net retention rate (“NRR”) as of a period end is calculated by starting with the ARR from the cohort of all customers as of 12 months prior to such period end (“Prior Period Value”). We then calculate the ARR from these same customers as of the current period end (“Current Period Value”), and divide the Current Period Value by the Prior Period Value to arrive at our dollar-based NRR. The dollar-based NRR includes the effect, on a dollar-weighted value basis, of our Confluent Platform subscriptions that expand, renew, contract, or attrit. The dollar-based NRR also includes the effect of annualizing actual consumption of Confluent Cloud in the last three months of the applicable period, but excludes ARR from new customers in the current period. Our dollar-based NRR is subject to adjustments for acquisitions, consolidations, spin-offs, and other market activity.

About Confluent

Confluent is the data streaming platform that is pioneering a fundamentally new category of data infrastructure that sets data in motion. Confluent’s cloud-native offering is the foundational platform for data in motion – designed to be the intelligent connective tissue enabling real-time data, from multiple sources, to constantly stream across the organization. With Confluent, organizations can meet the new business imperative of delivering rich, digital front-end customer experiences and transitioning to sophisticated, real-time, software-driven backend operations.

Investor Contact

Shane Xie

investors@confluent.io

Media Contact

Taylor Jones

pr@confluent.io

Confluent, Inc.

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	June 30,	December 31,
	2023	2022
ASSETS
Current assets:
Cash and cash equivalents	$312,643	$435,781
Marketable securities	1,534,912	1,491,044
Accounts receivable, net	188,705	178,188
Deferred contract acquisition costs	39,180	35,883
Prepaid expenses and other current assets	64,218	57,229
Total current assets	2,139,658	2,198,125
Property and equipment, net	43,599	29,089
Operating lease right-of-use assets	11,870	29,478
Goodwill and intangible assets, net	45,814	-
Deferred contract acquisition costs, non-current	67,533	68,401
Other assets, non-current	19,166	19,756
Total assets	$2,327,640	$2,344,849
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,459	$21,439
Accrued expenses and other liabilities	112,495	105,331
Operating lease liabilities	7,618	7,375
Deferred revenue	300,786	290,185
Total current liabilities	423,358	424,330
Operating lease liabilities, non-current	21,394	25,136
Deferred revenue, non-current	27,187	32,644
Convertible senior notes, net	1,086,389	1,084,500
Other liabilities, non-current	7,926	8,762
Total liabilities	1,566,254	1,575,372
Stockholders’ equity:
Preferred stock	-	-
Class A common stock	2	2
Class B common stock	1	1
Additional paid-in capital	2,228,574	1,980,335
Accumulated other comprehensive loss	(9,806)	(9,456)
Accumulated deficit	(1,457,385)	(1,201,405)
Total stockholders’ equity	761,386	769,477
Total liabilities and stockholders’ equity	$2,327,640	$2,344,849

Confluent, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except share and per share data)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Revenue:
Subscription	$176,488	$127,018	$337,055	$240,938
Services	12,797	12,389	26,532	24,608
Total revenue	189,285	139,407	363,587	265,546
Cost of revenue:
Subscription(1)(2)	44,188	35,608	87,093	69,211
Services(1)(2)	13,732	13,901	28,971	26,075
Total cost of revenue	57,920	49,509	116,064	95,286
Gross profit	131,365	89,898	247,523	170,260
Operating expenses:
Research and development(1)(2)	85,677	64,472	170,567	122,133
Sales and marketing(1)(2)	127,770	112,754	256,394	219,456
General and administrative(1)(2)	36,343	29,979	71,698	57,460
Restructuring and other related charges	943	-	34,325	-
Total operating expenses	250,733	207,205	532,984	399,049
Operating loss	(119,368)	(117,307)	(285,461)	(228,789)
Other income, net	17,610	1,186	32,795	370
Loss before income taxes	(101,758)	(116,121)	(252,666)	(228,419)
Provision for income taxes	1,667	1,510	3,314	2,199
Net loss	$(103,425)	$(117,631)	$(255,980)	$(230,618)
Net loss per share, basic and diluted	$(0.35)	$(0.42)	$(0.87)	$(0.84)
Weighted-average shares used to compute net loss per share, basic and diluted	297,827,200	278,268,980	294,862,197	275,593,362

(1) Includes stock-based compensation expense as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Cost of revenue - subscription	$6,914	$6,018	$13,242	$11,331
Cost of revenue - services	3,125	2,328	5,902	4,190
Research and development	35,420	25,337	65,435	45,422
Sales and marketing	32,889	24,746	61,376	45,808
General and administrative	13,811	10,437	25,493	19,484
Total stock-based compensation expense	$92,159	$68,866	$171,448	$126,235

(2) Includes employer taxes on employee stock transactions as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Cost of revenue - subscription	$265	$70	$586	$403
Cost of revenue - services	128	80	218	157
Research and development	1,306	342	2,975	1,381
Sales and marketing	1,488	1,048	2,571	1,728
General and administrative	412	130	912	440
Total employer taxes on employee stock transactions	$3,599	$1,670	$7,262	$4,109

Confluent, Inc.

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(103,425)	$(117,631)	$(255,980)	$(230,618)
Adjustments to reconcile net loss to cash used in operating activities:
Depreciation and amortization	3,256	1,810	6,378	3,060
Net (accretion) amortization of (discounts) premiums on marketable securities	(10,588)	(469)	(19,721)	236
Amortization of debt issuance costs	950	947	1,889	1,883
Amortization of deferred contract acquisition costs	11,053	8,925	21,537	17,395
Non-cash operating lease costs	977	2,200	2,184	4,475
Lease abandonment charges	-	-	15,667	-
Stock-based compensation, net of amounts capitalized	92,159	68,866	171,448	126,235
Deferred income taxes	5	30	10	26
Other	572	355	851	559
Changes in operating assets and liabilities, net of effects of a business combination:
Accounts receivable	(19,361)	(25,244)	(11,293)	(12,462)
Deferred contract acquisition costs	(13,806)	(10,643)	(23,966)	(22,723)
Prepaid expenses and other assets	(9,198)	(12,136)	(6,057)	(20,121)
Accounts payable	(7,395)	7,275	(18,720)	7,452
Accrued expenses and other liabilities	24,109	24,609	7,552	1,756
Operating lease liabilities	(1,756)	(2,413)	(3,754)	(4,910)
Deferred revenue	3,388	20,047	5,143	39,254
Net cash used in operating activities	(29,060)	(33,472)	(106,832)	(88,503)
CASH FLOWS FROM INVESTING ACTIVITIES
Capitalization of internal-use software costs	(5,330)	(2,256)	(9,886)	(4,765)
Purchases of marketable securities	(546,408)	(763,479)	(999,764)	(1,167,362)
Maturities of marketable securities	523,606	275,114	975,383	370,659
Purchases of property and equipment	(809)	(1,184)	(1,355)	(2,071)
Cash paid for a business combination, net of cash acquired	-	-	(45,802)	-
Net cash used in investing activities	(28,941)	(491,805)	(81,424)	(803,539)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock upon exercise of vested options	27,492	7,947	48,272	24,383
Proceeds from issuance of common stock upon early exercise of unvested options	-	71	-	416
Repurchases of unvested options	-	(683)	(223)	(695)
Payments of debt issuance costs for convertible senior notes	-	-	-	(786)
Proceeds from issuance of common stock under employee stock purchase plan	-	-	17,172	22,485
Net cash provided by financing activities	27,492	7,335	65,221	45,803
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(308)	20	(103)	(26)
Net decrease in cash, cash equivalents, and restricted cash	(30,817)	(517,922)	(123,138)	(846,265)
Cash, cash equivalents, and restricted cash at beginning of period	343,460	1,048,339	435,781	1,376,682
Cash, cash equivalents, and restricted cash at end of period	$312,643	$530,417	$312,643	$530,417
Reconciliation of cash, cash equivalents, and restricted cash within the consolidated balance sheets to the amounts shown above:
Cash and cash equivalents	$312,643	$529,667	$312,643	$529,667
Restricted cash included in other assets, current	-	750	-	750
Total cash, cash equivalents, and restricted cash	$312,643	$530,417	$312,643	$530,417

Confluent, Inc.

Reconciliation of GAAP Measures to Non-GAAP Measures

(in thousands, except percentages, share and per share data)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Reconciliation of GAAP total gross profit to non-GAAP total gross profit:
Total gross profit on a GAAP basis	$131,365	$89,898	$247,523	$170,260
Total gross margin on a GAAP basis	69.4%	64.5%	68.1%	64.1%
Add: Stock-based compensation expense	10,039	8,346	19,144	15,521
Add: Employer taxes on employee stock transactions	393	150	804	560
Add: Amortization of acquired intangibles	127	-	240	-
Non-GAAP total gross profit	$141,924	$98,394	$267,711	$186,341
Non-GAAP total gross margin	75.0%	70.6%	73.6%	70.2%

Reconciliation of GAAP operating expenses to non-GAAP operating expenses:
Research and development operating expense on a GAAP basis	$85,677	$64,472	$170,567	$122,133
Less: Stock-based compensation expense	35,420	25,337	65,435	45,422
Less: Employer taxes on employee stock transactions	1,306	342	2,975	1,381
Less: Acquisition-related expenses	3,841	-	11,521	-
Non-GAAP research and development operating expense	$45,110	$38,793	$90,636	$75,330
Non-GAAP research and development operating expense as a percentage of total revenue	23.8%	27.8%	24.9%	28.4%

Sales and marketing operating expense on a GAAP basis	$127,770	$112,754	$256,394	$219,456
Less: Stock-based compensation expense	32,889	24,746	61,376	45,808
Less: Employer taxes on employee stock transactions	1,488	1,048	2,571	1,728
Less: Acquisition-related expenses	1,076	-	2,152	-
Non-GAAP sales and marketing operating expense	$92,317	$86,960	$190,295	$171,920
Non-GAAP sales and marketing operating expense as a percentage of total revenue	48.8%	62.4%	52.3%	64.7%

General and administrative operating expense on a GAAP basis	$36,343	$29,979	$71,698	$57,460
Less: Stock-based compensation expense	13,811	10,437	25,493	19,484
Less: Employer taxes on employee stock transactions	412	130	912	440
Less: Acquisition-related expenses	281	-	842	-
Non-GAAP general and administrative operating expense	$21,839	$19,412	$44,451	$37,536
Non-GAAP general and administrative operating expense as a percentage of total revenue	11.5%	13.9%	12.2%	14.1%

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Reconciliation of GAAP operating loss to non-GAAP operating loss:
Operating loss on a GAAP basis	$(119,368)	$(117,307)	$(285,461)	$(228,789)
Add: Stock-based compensation expense	92,159	68,866	171,448	126,235
Add: Employer taxes on employee stock transactions	3,599	1,670	7,262	4,109
Add: Amortization of acquired intangibles	127	-	240	-
Add: Acquisition-related expenses	5,198	-	14,515	-
Add: Restructuring and other related charges	943	-	34,325	-
Non-GAAP operating loss	$(17,342)	$(46,771)	$(57,671)	$(98,445)
Non-GAAP operating margin	(9.2%)	(33.5%)	(15.9%)	(37.1%)

Reconciliation of GAAP net loss to non-GAAP net loss:
Net loss on a GAAP basis	$(103,425)	$(117,631)	$(255,980)	$(230,618)
Add: Stock-based compensation expense	92,159	68,866	171,448	126,235
Add: Employer taxes on employee stock transactions	3,599	1,670	7,262	4,109
Add: Amortization of acquired intangibles	127	-	240	-
Add: Acquisition-related expenses	5,198	-	14,515	-
Add: Restructuring and other related charges	943	-	34,325	-
Add: Amortization of debt issuance costs	950	946	1,889	1,882
Add: Income tax effects and adjustments	507	669	869	682
Non-GAAP net income (loss)	$58	$(45,480)	$(25,432)	$(97,710)
Non-GAAP net income (loss) per share, basic	$0.00	$(0.16)	$(0.09)	$(0.35)
Non-GAAP net income (loss) per share, diluted	$0.00	$(0.16)	$(0.09)	$(0.35)
Weighted-average shares used to compute non-GAAP net income (loss) per share, basic	297,827,200	278,268,980	294,862,197	275,593,362
Weighted-average shares used to compute non-GAAP net income (loss) per share, diluted	339,296,142	278,268,980	294,862,197	275,593,362

The following table presents a reconciliation of free cash flow to net cash used in operating activities, the most directly comparable GAAP measure, for each of the periods indicated (unaudited, in thousands, except percentages):

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net cash used in operating activities	$(29,060)	$(33,472)	$(106,832)	$(88,503)
Capitalized internal-use software costs	(5,330)	(2,256)	(9,886)	(4,765)
Capital expenditures	(809)	(1,184)	(1,355)	(2,071)
Free cash flow	$(35,199)	$(36,912)	$(118,073)	$(95,339)
Free cash flow margin	(18.6%)	(26.5%)	(32.5%)	(35.9%)
Net cash used in investing activities	$(28,941)	$(491,805)	$(81,424)	$(803,539)
Net cash provided by financing activities	$27,492	$7,335	$65,221	$45,803